Exhibit 99.1


          Unaudited Pro Forma Consolidated and Combined Financial Data

         We derived the following unaudited pro forma consolidated combined financial data by applying pro forma adjustments to the historical consolidated and combined financial statements of Indalex for the periods from January 1, 2006 to February 1, 2006; February 2, 2006 to December 31, 2006; and the three months ended April 1, 2007. The unaudited pro forma consolidated balance sheet presents the consolidated historical balance sheet at April 1, 2007 giving effect to the sale (the "AAG Sale") of Asia Aluminum Group Limited ("AAG"), including the tender for a portion of the outstanding notes, as if it had occurred on April 1, 2007. The unaudited pro forma consolidated and combined statements of income data for the periods presented give effect to the AAG Sale, including the tender for a portion of the outstanding notes, and the application of the net proceeds therefrom, as if the AAG Sale had occurred at the beginning of the periods presented. We describe the assumptions underlying the pro forma adjustments in the accompanying notes, which should be read in conjunction with these unaudited pro forma consolidated and combined financial statements.

         As a result of the AAG Sale, we are required by the terms of the indenture governing our 11 1/2% Second-Priority Senior Secured Notes due 2014 (the "notes") to make a tender offer for the notes using the first $50 million of net proceeds from the AAG Sale (calculated in accordance with the indenture), plus 25% of any net proceeds above $50 million. We are required to repurchase the notes at a purchase price of 105% (expressed as a percentage of principal amount), plus accrued and unpaid interest to the date of purchase. We are allowed to make a Restricted Payment (as defined in the indenture) with up to 75% of the net proceeds above $50 million. In addition, to the extent that the amount of the net proceeds from the AAG Sale required to be applied to make the tender offer exceeds the aggregate amount of the notes tendered in the tender offer, we are permitted to make Restricted Payments with up to 50% of such excess.

         The offer to purchase the notes will be made no later than May 25, 2007 and such offer will be made only by means of an Offer to Purchase to be distributed to holders of the notes. Holders of the notes should consult such Offer to Purchase for information regarding the terms of the tender offer.

         These pro formas have been prepared assuming that we make the maximum distribution to our shareholders allowable pursuant to the terms of the indenture with the net proceeds of the AAG Sale. We expressly reserve the right to apply the net proceeds from the AAG Sale in any other manner permitted by the Indenture. The final decision whether to declare and pay any such dividend will depend upon a variety of factors and the decision to declare and pay any such dividend, the precise amount of such dividend and the timing of any such dividend will be at the discretion of our board of directors.

         The unaudited pro forma consolidated and combined financial statements have been prepared assuming proceeds of approximately $153.3 million, net of expenses. Our total expenses have not been finalized, so the actual net proceeds may vary from our estimate.

         The unaudited pro forma consolidated and combined financial statements have been prepared assuming two different levels of participation in the tender offer, since we do not know what percentage of the notes will be tendered. The pro formas have therefore been prepared based on the following two alternative assumptions:

     o Assuming Note Holders Reject the Tender Offer: This presentation assumes that none of the note holders tender their notes, and assumes that the Company makes the maximum allowable restricted payment to shareholders after the completion of the tender offer; and

     o Assuming Note Holders Fully Subscribe to the Tender Offer: This presentation assumes that the note holders tender enough notes that the tender offer is fully subscribed, resulting in the maximum reduction in the notes outstanding, and assumes that the Company makes the maximum allowable restricted payment to shareholders after completion of the tender offer.

         The unaudited pro forma consolidated and combined financial data is for informational purposes only and should not be considered indicative of actual results that would have been achieved had the AAG Sale been consummated on the date or for the periods indicated and do not purport to indicate results of operations as of any future date or any future period. The unaudited pro forma consolidated and combined financial data should be read in conjunction with the information contained in "Management's Discussion and Analysis of Financial Condition and Results of Operations" set forth in our annual report on Form 10-K for the period ended December 31, 2006.

                                   INDALEX HOLDINGS FINANCE, INC.
                           UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
                                         as of April 1, 2007
                                       (Dollars in thousands)

                  Assuming Note Holders Reject the Tender Offer

                                                                                        Pro Forma
                                           April 1, 2007         Adjustments          April 1, 2007
                                        --------------------  ------------------     ----------------
ASSETS
Current Assets:
  Cash and cash equivalents                 $         3,950     $             -      $         3,950
  Accounts receivable, less allowance of
   $4,904                                           134,409                   -              134,409
  Receivable from suppliers                           8,013                   -                8,013
  Inventories                                        92,216                   -               92,216
  Prepaid expenses and other current
   assets                                            10,944                   -               10,944
                                        --------------------  ------------------     ----------------
       Total current assets                         249,532                   -              249,532

  Investment in AAG                                 101,867            (101,867) (a)               -
  Property, plant, and equipment, net               198,205                   -              198,205
  Goodwill                                            3,537                   -                3,537
  Other intangibles, net                             75,656                   -               75,656
  Deferred financing costs                           13,998                   -               13,998
  Other assets                                        1,604                   -                1,604
                                        --------------------  ------------------     ----------------

       Total assets                         $       644,399     $      (101,867)     $       542,532
                                        ====================  ==================     ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable                          $        76,526     $             -      $        76,526
  Income taxes payable                                  983                   -                  983
  Deferred income taxes                               2,450                   -                2,450
  Accrued expenses and other current
   liabilities                                       49,919                   -               49,919
  Accrued interest                                    6,496                   -                6,496
  Capital lease obligation                            1,272                   -                1,272
  Revolver borrowings                                98,260             (37,785) (b)          60,475
                                        --------------------  ------------------     ----------------
       Total current liabilities                    235,906             (37,785)             198,121

Other liabilities                                    30,435                   -               30,435
Capital lease obligation                              4,364                   -                4,364
Long-term debt                                      267,064                   -              267,064
Deferred income taxes                                23,868               2,758  (c)          26,626
                                        --------------------  ------------------     ----------------

   Total liabilities                                561,637             (35,027)             526,610
                                        --------------------  ------------------     ----------------

Commitments and contingencies

Stockholders' equity:
  Common stock ($.001 par value per
   share). Authorized shares 2,900,000.
       Issued and oustanding 1,000,114                    1                   -                    1
  Additional paid-in capital                        110,876             (50,082) (d)          60,794
  Treasury stock, 90 shares at $111.11
   per share                                            (10)                  -                  (10)
  Accumulated retained deficit                      (30,585)            (16,758) (e)         (47,343)
  Accumulated other comprehensive income              2,480                   -                2,480
                                        --------------------  ------------------     ----------------

       Total stockholders' equity                    82,762             (66,840)              15,922
                                        --------------------  ------------------     ----------------

            Total liabilities and
             stockholders' equity           $       644,399     $      (101,867)     $       542,532
                                        ====================  ==================     ================

                                   INDALEX HOLDINGS FINANCE, INC.
                          UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                            Assuming Note Holders Reject the Tender Offer
                           Period from January 1, 2006 to February 1, 2006
                                       (Dollars in thousands)
                                             (Unaudited)

                                                                                        Pro Forma
                                        From January 1, 2006                         From January 1,
                                                 to                                       2006 to
                                          February 1, 2006        Adjustments        February 1, 2006
                                        --------------------   -----------------     ----------------
                                          (Predecessor 2)                            (Predecessor 2)

Net sales                                   $       100,019     $             -      $       100,019

Costs and expenses:
  Cost of sales                                      95,127                   -               95,127
  Selling, general, and administrative                5,548                   -                5,548
  Management fees to affiliates                         125                   -                  125
  Amortization of intangible assets                     920                   -                  920
  Other expense                                         195                   -                  195
  Mark-to-market on derivatives                      (3,619)                  -               (3,619)
                                        --------------------   -----------------     ----------------
       Total costs and expenses                      98,296                   -               98,296
                                        --------------------   -----------------     ----------------

Income (loss) from operations                         1,723                   -                1,723

Other income (expense):
  External interest expense                             (24)                  -                  (24)
  Income from equity method investment                                           (i)
   in AAG                                               643                (643)                   -
                                        --------------------   -----------------     ----------------

Income before income taxes                            2,342                (643)               1,699

Income tax provision                                    703                   -                  703
                                        --------------------   -----------------     ----------------

Net income (loss)                           $         1,639     $          (643)     $           996
                                        ====================   =================     ================


                                   INDALEX HOLDINGS FINANCE, INC.
                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                            Assuming Note Holders Reject the Tender Offer
                          Period from February 2, 2006 to December 31, 2006
                                       (Dollars in thousands)
                                             (Unaudited)

                                                                                        Pro Forma
                                        From February 2, 2006                        From February 2,
                                                  to                                      2006 to
                                         December 31, 2006        Adjustments       December 31, 2006
                                        --------------------   -----------------     ----------------
                                            (Successor)                                (Successor)

Net sales                                   $     1,142,842     $             -      $     1,142,842

Costs and expenses:
  Cost of sales                                   1,058,677                   -            1,058,677
  Selling, general, and administrative               54,966                   -               54,966
  Management fees to affiliates                       1,634                   -                1,634
  Amortization of intangible assets                  10,736                   -               10,736
  Other expense                                       1,016                   -                1,016
  Restructuring charges                               1,772                   -                1,772
  Impairment of long-lived assets                     7,248                   -                7,248
  Loss on disposal of assets                            255                   -                  255
  Mark-to-market on derivatives                       7,560                   -                7,560
                                        --------------------   -----------------     ----------------
       Total costs and expenses                   1,143,864                   -            1,143,864
                                        --------------------   -----------------     ----------------

Income (loss) from operations                        (1,022)                  -               (1,022)

Other income (expense):
  External interest expense                         (35,745)              2,528  (j)         (33,217)
  Deferred financing costs                           (2,220)                  -               (2,220)
  Income from equity method investment                                           (i)
   in AAG                                            11,841             (11,841)                   -
  Affiliated acquisition fees                        (5,475)                  -               (5,475)
                                        --------------------   -----------------     ----------------

Loss before income taxes                            (32,621)             (9,313)             (41,934)

Income tax benefit                                   (8,723)                  -               (8,723)
                                        --------------------   -----------------     ----------------

Net loss                                    $       (23,898)    $        (9,313)     $       (33,211)
                                        ====================   =================     ================

                                   INDALEX HOLDINGS FINANCE, INC.
                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                            Assuming Note Holders Reject the Tender Offer
                                  Three months ended April 1, 2007
                                       (Dollars in thousands)
                                             (Unaudited)

                                                                                        Pro Forma
                                         Three months ended                         Three months ended
                                           April 1, 2007          Adjustments         April 1, 2007
                                        --------------------   -----------------    -----------------
                                            (Successor)                                (Successor)

Net sales                                   $       291,222     $             -      $       291,222

Costs and expenses:
  Cost of sales                                     277,089                   -              277,089
  Selling, general, and administrative               13,954                   -               13,954
  Management fees to affiliates                         319                   -                  319
  Amortization of intangible assets                   2,608                   -                2,608
  Other income                                         (885)                  -                 (885)
  Restructuring charges                               1,618                   -                1,618
  Loss on disposal of assets                             58                   -                   58
  Mark-to-market on derivatives                      (1,476)                  -               (1,476)
                                        --------------------   -----------------    -----------------
       Total costs and expenses                     293,285                   -              293,285
                                        --------------------   -----------------    -----------------

Loss from operations                                 (2,063)                  -               (2,063)

Other income (expense):
  External interest expense                          (9,893)                690  (j)          (9,203)
  Deferred financing costs                             (596)                  -                 (596)
  Income from equity method investment                                           (i)
   in AAG                                             4,917              (4,917)                   -
                                        --------------------   -----------------    -----------------

Loss before income taxes                             (7,635)             (4,227)             (11,862)

Income tax benefit                                     (948)                  -                 (948)
                                        --------------------   -----------------    -----------------

Net loss                                    $        (6,687)    $        (4,227)     $       (10,914)
                                        ====================   =================    =================

                                   INDALEX HOLDINGS FINANCE, INC.
                           UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
                                         as of April 1, 2007
                                       (Dollars in thousands)
                      Assuming Note Holders Fully Subscribe to the Tender Offer

                                                                                        Pro Forma
                                           April 1, 2007         Adjustments          April 1, 2007
                                        --------------------  ------------------     ----------------

ASSETS
Current Assets:
  Cash and cash equivalents                 $         3,950     $             -      $         3,950
  Accounts receivable, less allowance of
   $4,904                                           134,409                   -              134,409
  Receivable from suppliers                           8,013                   -                8,013
  Inventories                                        92,216                   -               92,216
  Prepaid expenses and other current
   assets                                            10,944                   -               10,944
                                        --------------------  ------------------     ----------------
       Total current assets                         249,532                   -              249,532

  Investment in AAG                                 101,867            (101,867) (a)               -
  Property, plant, and equipment, net               198,205                   -              198,205
  Goodwill                                            3,537                   -                3,537
  Other intangibles, net                             75,656                   -               75,656
  Deferred financing costs                           13,998              (2,878) (f)          11,120
  Other assets                                        1,604                   -                1,604
                                        --------------------  ------------------     ----------------

       Total assets                         $       644,399     $      (104,745)     $       539,654
                                        ====================  ==================     ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable                          $        76,526     $             -      $        76,526
  Income taxes payable                                  983               3,599  (g)           4,582
  Deferred income taxes                               2,450                   -                2,450
  Accrued expenses and other current
   liabilities                                       49,919                   -               49,919
  Accrued interest                                    6,496                   -                6,496
  Capital lease obligation                            1,272                   -                1,272
  Revolver borrowings                                98,260                   -               98,260
                                        --------------------  ------------------     ----------------
       Total current liabilities                    235,906               3,599              239,505

Other liabilities                                    30,435                   -               30,435
Capital lease obligation                              4,364                   -                4,364
Long-term debt                                      267,064             (71,189) (h)         195,875
Deferred income taxes                                23,868               2,758  (c)          26,626
                                        --------------------  ------------------     ----------------

   Total liabilities                                561,637             (64,832)             496,805
                                        --------------------  ------------------     ----------------

Commitments and contingencies

Stockholders' equity:
  Common stock ($.001 par value per
   share). Authorized shares 2,900,000.
       Issued and oustanding 1,000,114                    1                   -                    1
  Additional paid-in capital                        110,876             (23,155) (d)          87,721
  Treasury stock, 90 shares at $111.11
   per share                                            (10)                  -                  (10)
  Accumulated retained deficit                      (30,585)            (16,758) (e)         (47,343)
  Accumulated other comprehensive income              2,480                   -                2,480
                                        --------------------  ------------------     ----------------

       Total stockholders' equity                    82,762             (39,913)              42,849
                                        --------------------  ------------------     ----------------

            Total liabilities and
             stockholders' equity           $       644,399     $      (104,745)     $       539,654
                                        ====================  ==================     ================

                                   INDALEX HOLDINGS FINANCE, INC.
                          UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                      Assuming Note Holders Fully Subscribe to the Tender Offer
                           Period from January 1, 2006 to February 1, 2006
                                       (Dollars in thousands)
                                             (Unaudited)

                                                                                        Pro Forma
                                        From January 1, 2006                        From January 1,
                                                 to                                      2006 to
                                          February 1, 2006        Adjustments       February 1, 2006
                                        --------------------   -----------------    -----------------
                                          (Predecessor 2)                            (Predecessor 2)

Net sales                                   $       100,019     $             -      $       100,019

Costs and expenses:
  Cost of sales                                      95,127                   -               95,127
  Selling, general, and administrative                5,548                   -                5,548
  Management fees to affiliates                         125                   -                  125
  Amortization of intangible assets                     920                   -                  920
  Other expense                                         195                   -                  195
  Mark-to-market on derivatives                      (3,619)                  -               (3,619)
                                        --------------------   -----------------    -----------------
       Total costs and expenses                      98,296                   -               98,296
                                        --------------------   -----------------    -----------------

Income from operations                                1,723                   -                1,723

Other income (expense):
  External interest expense                             (24)                  -                  (24)
  Income from equity method investment                                           (i)
   in AAG                                               643                (643)                   -
                                        --------------------   -----------------    -----------------

Income (loss) before income taxes                     2,342                (643)               1,699

Income tax provision                                    703                   -                  703
                                        --------------------   -----------------    -----------------

Net income (loss)                           $         1,639     $          (643)     $           996
                                        ====================   =================    =================



                                   INDALEX HOLDINGS FINANCE, INC.
                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                      Assuming Note Holders Fully Subscribe to the Tender Offer
                          Period from February 2, 2006 to December 31, 2006
                                       (Dollars in thousands)
                                             (Unaudited)

                                                                                        Pro Forma
                                        From February 2, 2006                       From February 2,
                                                  to                                     2006 to
                                         December 31, 2006        Adjustments       December 31, 2006
                                        --------------------   -----------------    -----------------
                                            (Successor)                                (Successor)

Net sales                                   $     1,142,842     $             -      $     1,142,842

Costs and expenses:
  Cost of sales                                   1,058,677                   -            1,058,677
  Selling, general, and administrative               54,966                   -               54,966
  Management fees to affiliates                       1,634                   -                1,634
  Amortization of intangible assets                  10,736                   -               10,736
  Other expense                                       1,016                   -                1,016
  Restructuring charges                               1,772                   -                1,772
  Impairment of long-lived assets                     7,248                   -                7,248
  Loss on disposal of assets                            255                   -                  255
  Mark-to-market on derivatives                       7,560                   -                7,560
                                        --------------------   -----------------    -----------------
       Total costs and expenses                   1,143,864                   -            1,143,864
                                        --------------------   -----------------    -----------------

Income (loss) from operations                        (1,022)                  -               (1,022)

Other income (expense):
  External interest expense                         (35,745)              7,693  (k)         (28,052)
  Deferred financing costs                           (2,220)                386  (l)          (1,834)
  Income from equity method investment                                           (i)
   in AAG                                            11,841             (11,841)                   -
  Affiliated acquisition fees                        (5,475)                  -               (5,475)
                                        --------------------   -----------------    -----------------

Loss before income taxes                            (32,621)             (3,762)             (36,383)

Income tax provision (benefit)                       (8,723)              2,828  (m)          (5,895)
                                        --------------------   -----------------    -----------------

Net loss                                    $       (23,898)    $        (6,590)     $       (30,488)
                                        ====================   =================    =================

                                   INDALEX HOLDINGS FINANCE, INC.
                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                      Assuming Note Holders Fully Subscribe to the Tender Offer
                                  Three months ended April 1, 2007
                                       (Dollars in thousands)
                                             (Unaudited)


                                                                                        Pro Forma
                                         Three months ended                         Three months ended
                                           April 1, 2007          Adjustments         April 1, 2007
                                        --------------------   -----------------     ----------------
                                            (Successor)                                (Successor)

Net sales                                   $       291,222     $             -      $       291,222

Costs and expenses:
  Cost of sales                                     277,089                   -              277,089
  Selling, general, and administrative               13,954                   -               13,954
  Management fees to affiliates                         319                   -                  319
  Amortization of intangible assets                   2,608                   -                2,608
  Other income                                         (885)                  -                 (885)
  Restructuring charges                               1,618                   -                1,618
  Loss on disposal of assets                             58                   -                   58
  Mark-to-market on derivatives                      (1,476)                  -               (1,476)
                                        --------------------   -----------------     ----------------
       Total costs and expenses                     293,285                   -              293,285
                                        --------------------   -----------------     ----------------

Loss from operations                                 (2,063)                  -               (2,063)

Other income (expense):
  External interest expense                          (9,893)              2,098  (k)          (7,795)
  Deferred financing costs                             (596)                106  (l)            (490)
  Income from equity method investment                                           (i)
   in AAG                                             4,917              (4,917)                   -
                                        --------------------   -----------------     ----------------

Loss before income taxes                             (7,635)             (2,713)             (10,348)

Income tax benefit                                     (948)                771   (m)           (177)
                                        --------------------   -----------------     ----------------

Net loss                                    $        (6,687)    $        (3,484)     $       (10,171)
                                        ====================   =================     ================

(a) Represents the elimination of the book value of the investment in AAG from the balance sheet.

(b) Represents the use of remaining proceeds of $37,785 to reduce revolver borrowings after the completion of the tender offer and distribution of the maximum allowable restricted payment. To the extent that the amount of the net proceeds from the AAG Sale required to be applied to make the tender offer exceeds the aggregate amount of the notes tendered in the tender offer, we are required to apply 50% of such excess in the manner required by the asset sale covenant of the indenture. The indenture requires that such amount be applied within one year from the date of the AAG Sale to either permanently repay indebtedness with a first priority lien on the collateral securing the notes or to purchase additional assets (other than working capital assets) used in our business, or some combination of the foregoing. Any such proceeds not applied within one year, to the extent such proceeds exceeded $15 million (together with any other unapplied proceeds from other asset dispositions) would need to be applied to make an offer to purchase notes in accordance with the terms of the indenture.

(c) Represents the elimination of a deferred tax asset for basis difference.

(d) Represents adjustments to additional paid -in capital as a result of the AAG Sale, as follows:

                                                                        Note Holders      Note Holders
                                                                           Reject       Fully Subscribe
Change in Additional Paid-in Capital                                    Tender Offer    to Tender Offer
                                                                      ------------------------------------
Estimated Net Proceeds from AAG Sale                                  $       152,281     $       152,281
Elimination of AAG Book Value                                                (101,867)           (101,867)
Elimination of AAG Equity Earnings from Accumulated Retained Deficit           16,758              16,758
Notes Discount(*)                                                                   -                (783)
Premium Paid for Notes(**)                                                          -              (3,598)
Elimination of Deferred Financing Costs on Notes                                    -              (2,878)
Shareholder Restricted Payment(***)                                          (114,496)            (76,711)
Increase in Deferred Tax Liability                                             (2,758)             (6,357)
                                                                      ------------------------------------

Net Change in Additional Paid-in Capital                              $       (50,082)    $       (23,155)
                                                                      ====================================

* Represents the elimination of the notes discount on notes purchased
** Represents the 5% premium paid (over face value) for notes purchased
*** Represents the maximum allowable restricted payment to shareholders. No decision has been made as to the amount of restricted payment to be made, if any.

(e) Represents the elimination of $16,758 in AAG equity earnings from accumulated retained deficit.

(f) Represents the elimination of a prorated portion of deferred financing costs relating to the notes purchased in the tender offer.

(g) Represents additional tax liability incurred due to the decrease in interest expense as a result of the AAG Sale.

(h) Represents the reduction in book value of notes outstanding of $71,189 as a result of the tender offer.

                                                                           Notes             Notes
                                                                        Outstanding         Tendered
                                                                      ------------------------------------
Funds Available for Tender Offer (*)                                  $             -     $        75,570
Face Value of Notes (**)                                                      270,000              71,971
Book Value of Notes (approximately 98.9% of Face Value)                       267,064              71,189

* Funds available equals the first $50 million, plus 25% of the net proceeds of $152.3 million above $50 million.
** Tender offer price is 105% of face value.

(i) Represents the elimination of income from equity method investment in AAG.

(j) Represents a reduction in revolver interest of $2,528 for the period from February 2, 2006 to December 31, 2006; and $690 for the three months ended April 1, 2007. The reduction is based on a revolver balance reduction of $37,785, and an annual interest rate of 7.3%, which was our weighted average interest on revolver borrowings as of April 1, 2007.

(k) Represents a reduction in interest expense on the notes of $7,693 (including note discount amortization of $106) for the period from February 2, 2006 to December 31, 2006; and $2,098 (including note discount amortization of $29) for the three months ended April 1, 2007. The reduction is based on a reduction in the face value of notes outstanding of $71,971, and an annual coupon payment of 11 1/2%.

(l) Represents the elimination of a prorated portion of deferred financing costs relating to the notes purchased in the tender offer.

(m) Represents a reduction in tax benefit as a result of the decrease in interest expense, assuming a 35% tax rate for the period from February 2, 2006 to December 31, 2006 and for the three months ended April 1, 2007 for the Note Holders Fully Subscribe alternative. For the other periods presented, our net loss are significant enough that the change in interest expense would not have an impact on our tax expense.